Exhibit 10.1

AMENDMENT NO. 1 TO COOPERATION AGREEMENT

THIS AMENDMENT NO. 1 TO COOPERATION AGREEMENT (this “Amendment”) is entered into as of January 4, 2019, by JANA Partners LLC (“JANA”) and Jack in the Box Inc. (the “Company”).

R E C I T A L S

WHEREAS, the Company and JANA entered into that certain Cooperation Agreement, dated October 29, 2018 (the “Agreement”; capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement).

WHEREAS, the Company and JANA desire hereby to amend the Agreement in the manner set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals, the covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.            Amendment.  The Agreement is hereby amended as follows:

a.	All references in the Agreement to “January 8, 2019” are replaced with references to “March 15, 2019”.

b.
The proviso to Section 2(a) of the Agreement is hereby amended to delete clauses (ii) and (iii) of such proviso in their entirety.  All other provisions of the Agreement relating to actions to be taken at or in respect of the 2019 Annual Meeting shall apply only to the extent the New Independent Directors are appointed to the Board prior to the 2019 Annual Meeting.

2.            Ratification of Agreement.  Except as set forth herein, the Agreement shall remain unmodified and in full force and effect.

3.            Successors.  This Amendment shall be binding on and inure to the benefit of each party and its successors.

4.            Governing Law.  This Amendment shall be interpreted, governed, and construed under the laws of the State of Delaware without regard to the conflicts of laws principles thereof.

5.            Counterparts.  This Amendment may be executed in two or more counterparts either manually or by electronic or digital signature (including by facsimile or email transmission), each of which shall be deemed an original and which together shall constitute a single agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused the same to be executed by its duly authorized representative as of the date first above written.

JACK IN THE BOX INC.

By:	/s/ Phillip Rudolph
Name:	Phillip Rudolph
Title:	Executive Vice President, Chief Legal & Risk Officer and
Corporate Secretary

JANA PARTNERS LLC

By:	/s/ Charles Penner
Name:	Charles Penner
Title:	Partner